                                                              EXHIBIT 10.10(j)


                     COLLATERAL ASSIGNMENT OF TRADEMARKS

     This COLLATERAL ASSIGNMENT OF TRADEMARKS is effective as of the 5th day of November, 1997, by and between I.C. Isaacs & Company L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignor") and Ambra Inc., a Delaware corporation with its principal place of business at 1209 Orange Street, Wilmington, Delaware 19801 ("Assignee").

                             W I T N E S S E T H:

     WHEREAS, Assignor is the owner of certain trademarks in the United States of America constituting or containing the word "BOSS" and the "Stylized B", including common law rights and rights in certain trademark registrations and applications for registration listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business associated therewith (the "Trademarks");

     WHEREAS, pursuant to a secured limited recourse promissory note of even date herewith between Assignor and Assignee (the "Secured Note"), Assignor has granted to Assignee a security interest in and to the collateral described therein, including, without limitation, the Trademarks;

     NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to secure the performance by Assignor of the Obligations, as that term is defined in the Secured Note, Assignor does hereby assign, transfer and set over to Assignee, its successors and assigns, its entire right, title and interest in and to the Trademarks (excluding any intent-to-use applications for trademark registration) and any and all of Assignor's right, title and interest in and to any service marks, trade names, logos, insignias, designs, copyrights (if any) and other proprietary interests containing or constituting the word "BOSS" or the Stylized B, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and transfer set forth herein not been made.

     IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                       I.C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership

                                       By: I.G. DESIGN, INC., a Delaware
                                       corporation, its general partner


                                       By: /s/ Robert J. Arnot
                                           -----------------------------------
                                           Name:  Robert J. Arnot
                                           Title: Chairman and Co-Chief
                                                  Executive Officer


                                       By: /s/ Gerald W. Lear
                                           -----------------------------------
                                           Name:  Gerald W. Lear
                                           Title: President and Co-Chief
                                                  Executive Officer


COUNTY OF NEW YORK      :
                        :ss:
STATE OF NEW YORK       :


     On this ____ day of November, 1997, before me personally appeared Robert
J. Arnot and Gerald W. Lear, to me personally known, who, being duly sworn, did say that they are Chairman and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively, of I.G. Design, Inc., the general partner of I.C. Isaacs & Company L.P., a Delaware limited partnership, and that the foregoing instrument was signed and sealed on behalf of the limited partnership by authority of its general partner, and that they acknowledge such instrument to be the free deed and act of said limited partnership for the purposes therein set forth and intending that this instrument be recorded.


                                       /s/ Lynn Michalson
                                       --------------------
                                         Notary Public


                                       LYNN MICHALSON
                                       NOTARY PUBLIC, State of New York
                                       Reg. No 01MI4753246
                                       Qualified in New York County
                                       Commission Expires June 30, 1999

                                       SCHEDULE OF TRADEMARKS
                                  I.C. Isaacs & Company L.P.'s BOSS
                              U.S. Trademark Applications/Registrations


  TRADEMARK        REG. NO.                  GOODS*                  COUNTRY/           STATUS
                   APP NO.                  (CLASS)                   STATE
------------------------------------------------------------------------------------------------------
B  (Stylized)     1,756,992      clothing (25)                         USA          registered/date*

BOSS              1,023,305      work clothes (25)                     USA          renewed

BOSS              1,933,326      golf clubs (28)                       USA          registered

LADY BOSS         1,214,960      work clothes for women (25)           USA          registered

BOSS                101,509      clothing (25)                       California     registered

BABY BOSS         74/346,231     children's flatware (8);              USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

BABY BOSS         74/801,565     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)

BOSS              75/013,293     machines and tools (7);               USA          applied/suspended
                                 hand tools and instruments (8);
                                 appliances (11);
                                 vehicle parts (12);
                                 clocks (14);
                                 household utensils (21)

BOSS              74/323,654     golf carts and bicycles (12);         USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)



* For ease of reference the description of goods in this chart is generalized. (See registrations and applications for specific goods covered.)

                       U.S. Trademark Applications/Registrations (Page 2 of 3)


  TRADEMARK        REG. NO.                  GOODS*                  COUNTRY/           STATUS
                   APP NO.                  (CLASS)                   STATE
------------------------------------------------------------------------------------------------------
BOSS              74/074,962     mugs (21);                            USA          applied/suspended
                                 towels (24);
                                 socks and sweatbands (25);
                                 golf bags (28)

BOSS              74/801,552     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)

BOSS              74/075,953     clothing (25)                         USA          applied/suspended

BOSS              74/326,997     clothing (25)                         USA          applied/suspended

BOSS              74/263,623     skis and roller skates (28)           USA          applied/suspended

BOSS              74/269,769     toys/sporting goods (28)              USA          applied/suspended

BOSS AMERICA      74/346,232     golf carts and bicycles (12);         USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

BOSS AMERICA      74/801,551     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)

BOSS BUSINESS     74/355,226     golf carts and bicycles (12);         USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

BOSS BUSINESS      74/801,657    linens (24);                           USA          applied/suspended
                                 hair ornaments (26)


                       U.S. Trademark Applications/Registrations (Page 3 of 3)


  TRADEMARK        REG. NO.                  GOODS*                  COUNTRY/           STATUS
                   APP NO.                  (CLASS)                   STATE
------------------------------------------------------------------------------------------------------
BOSS GOLF         74/346,233     golf carts and bicycles (12);         USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

BOSS GOLF         74/801,554     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)

LADY BOSS         74/346,230     golf carts and bicycles (12);         USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

LADY BOSS         74/801,550     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)

LITTLE BOSS       74/346,234     children's flatware (8);              USA          applied/suspended
                                 jewelry (14);
                                 paper goods (16);
                                 leather goods (18);
                                 clothing (25);
                                 toys/sporting goods (28)

LITTLE BOSS       74/801,545     linens (24);                          USA          applied/suspended
                                 lace and embroidery (26)
